PIMCO FUNDS

Supplement Dated May 4, 2005 to the Currently Effective

 Prospectuses for all Publicly Offered Funds

Effective immediately, the Prospectuses are supplemented by adding the following paragraph to the subsection captioned "Regulatory and Litigation Matters" of the section titled "Management of the Funds":

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the "West Virginia Complaint") against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) ("AGIF"), PEA and AGID based on the same circumstances as those cited in the New Jersey Settlement. The West Virginia Complaint alleges, among other things, that AGIF, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIF and certain of its affiliates in violation of the funds' stated restrictions on "market timing." As of the date of this supplement, the West Virginia Complaint has not been formally served upon AGIF, PEA or AGID. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees.

Effective immediately, the Prospectuses are further supplemented by adding the following sentence to the end of the third-to-last paragraph (which begins "Under Section 9(a) of the Investment Company Act") in the subsection captioned "Regulatory and Litigation Matters" of the section titled "Management of the Funds":

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

Investors Should Retain this Supplement for Future Reference